ADVANCED SERIES TRUST

AST BlackRock Global Strategies Portfolio

Supplement dated April 27, 2020 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The AST BlackRock Global Strategies Portfolio (the Portfolio), which is discussed in this supplement, may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's SAI.

A.Amended Subadvisory Agreements with BlackRock Financial Management, Inc. and BlackRock International Limited for the Portfolio and Additional Management Fee Waiver

The Board of Trustees of the Trust (the Board) recently approved amending the subadvisory agreement among PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) with each of BlackRock Financial Management, Inc. (BlackRock Financial) and BlackRock International Limited (BlackRock International, and together with BlackRock Financial, BlackRock) to reflect a new subadvisory fee schedule for the Portfolio. In addition, the Manager has agreed to an additional management fee waiver for the Portfolio. These changes became effective as of April 1, 2020.

To reflect these changes, the SAI is hereby revised as follows, effective April 1, 2020:

I.The table in Part I of the SAI entitled "Fee Waivers & Expense Limitations" is hereby revised by replacing information pertaining to the Portfolio with the information set forth below:

Fee Waivers & Expense Limitations

Portfolio	Fee Waiver and/or Expense Limitation
AST BlackRock Global Strategies Portfolio	The Manager has contractually agreed to waive 0.022% of its
investment management fee through June 30, 2021. In addition, the Manager has contractually agreed to waive 0.0529% of its investment management fee through June 30, 2021. These
arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

II.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to BlackRock for the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST BlackRock	BlackRock	0.35% of average daily net assets to $1 billion;
Global Strategies	Financial	0.33% of average daily net assets over $1 billion to $2.5 billion;
Portfolio	Management, Inc.;	0.30% of average daily net assets over $2.5 billion to $4.5 billion;
	BlackRock	0.29% of average daily net assets over $4.5 billion to $6.5 billion;
	International	0.22% of average daily net assets over $6.5 billion
Limited

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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